Exhibit 10.1

Execution Version

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SECOND AMENDMENT, dated as of April 26, 2017 (this “Second Amendment”), among ARRIS Group, Inc. (the “Company”), ARRIS Enterprises LLC (“ARRIS Enterprises”), ARRIS International plc (“New HoldCo”), certain Subsidiaries of New HoldCo party hereto (each a “Designated Borrower” and, together with the Company and New HoldCo, the “Borrowers” and, each a “Borrower”), Arris Holdings S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg (“Luxembourg”), having its registered office at 5, rue Heienhaff, L-1736 Senningerberg, Luxembourg, and registered with the Luxembourg Register of Commerce and Companies (R.C.S. Luxembourg) (the “Companies Register”) under number B 181265, Arris Financing S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg, having its registered office at 5, rue Heienhaff, L-1736 Senningerberg and registered with the Companies Register under number B 181266, Arris Financing II S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg, having its registered office at 5, rue Heienhaff, L-1736 Senningerberg and registered with the Companies Register under number B 200228 and Pace International Luxembourg S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg, having its registered office at 42-44, avenue de la Gare, L-1610 Luxembourg and registered with the Companies Register under number B 182643 as guarantors and Bank of America, N.A., as administrative agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer and the several banks and other financial institutions or entities from time to time parties hereto as Term B-2 Lenders (as defined below), to the Credit Agreement, dated as of March 27, 2013 (as amended and restated as of June 18, 2015, and as further amended by First Amendment to Amended and Restated Credit Agreement, dated as of December 14, 2015, the “Credit Agreement” and, as amended by this Second Amendment, the “Amended Credit Agreement”), among each of the Borrowers, ARRIS Enterprises, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto.

PRELIMINARY STATEMENTS

Pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Company and the other Borrowers.

The Credit Agreement permits the Company to obtain Refinancing Term Loans from any Lender or additional Lender to refinance all or a portion of any existing Term Loans under a Facility pursuant to an Additional Credit Extension Amendment.

On the Second Amendment Effective Date (as defined below), the Company intends to incur Refinancing Term Loans (the “Term B-2 Loans”) in an aggregate principal amount of $545,000,000.00 million to refinance the entire amount of the existing Term B Loans (the “Existing Term B Loans”, each Lender that holds Existing Term B Loans under the Credit Agreement, an “Existing Term B Lender”) and to make certain amendments to the Credit Agreement in connection therewith in accordance with Sections 2.19 and 10.01 of the Credit Agreement, in each case on the terms set forth herein.

Each Existing Term B Lender that has provided an executed Conversion Election Form in the form set forth as Exhibit A hereto (each, a “Converting Term B Lender”) has agreed, on the terms and conditions set forth herein, to have the entire amount of such Converting Term B Lender’s outstanding Existing Term B Loans replaced with Term B-2 Loans in an amount equal to the aggregate amount of such Converting Term B Lender’s Existing Term B Loans outstanding immediately prior to the

Second Amendment Effective Date (or such lesser amount as notified to such Lender by Merrill Lynch, Pierce, Fenner & Smith Incorporated (in its capacity as joint lead arranger and bookrunner for the Term B-2 Loans, the “Lead Left Arranger”) prior to the Second Amendment Effective Date) (each, a “Converted Term B-2 Loan Commitment”).

Each Person (other than a Converting Term B Lender in its capacity as such) that executes and delivers an executed Lender Addendum in the form set forth as Exhibit B hereto and agrees in connection therewith to make Term B-2 Loans (such Term B-2 Loans, the “Additional Term B-2 Loans” and each of the Lenders of such Additional Term B-2 Loans, an “Additional Term B-2 Lender” and, together with the Converting Term B Lenders, the “Term B-2 Lenders”) commits, on the terms and conditions set forth herein, to make Additional Term B-2 Loans to the Company on the Second Amendment Effective Date as Term B-2 Loans in an aggregate principal amount (not in excess of any such commitment) as is determined by the Lead Left Arranger and notified to such Additional Term B-2 Lender (each, an “Additional Term B-2 Loan Commitment” and, together with the Converted Term B-2 Loan Commitments, the “Term B-2 Loan Commitments”).

Each of the parties hereto has consented to the other amendments to the Credit Agreement described in this Second Amendment.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein (including in the Preliminary Statements) shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Term B-2 Loans.

(a) Subject to the terms and conditions set forth herein, (a) each Converting Term B Lender severally agrees to convert all or a portion of such Converting Term B Lender’s Existing Term B Loans, in an aggregate principal amount equal to its Converted Term B-2 Loan Commitment, into a Term B-2 Loan on the Second Amendment Effective Date and (ii) each Additional Term B-2 Lender severally agrees to make an Additional Term B-2 Loan on the Second Amendment Effective Date to the Company in an aggregate principal amount equal to such Additional Term B-2 Lender’s Additional Term B-2 Loan Commitment. Without limiting the generality of the foregoing, each Converting Term B Lender shall have a commitment to acquire, by conversion, Term B-2 Loans in the amount of its Existing Term B Loans then held by such Converting Term B Lender. Each party hereto acknowledges and agrees that notwithstanding any such conversion, each such Converting Term B Lender shall be entitled to receive payment on the Second Amendment Effective Date of the unpaid fees and interest accrued to such date with respect to all of its Existing Term B Loans that are subject to such conversion.

(b) For purposes hereof, a Person shall become a party to the Amended Credit Agreement and a Term B-2 Lender as of the Second Amendment Effective Date by executing and delivering to the Administrative Agent, on or prior to the Second Amendment Effective Date, a Lender Addendum in its capacity as an Additional Term B-2 Lender.

(c) Not later than 1:00 p.m., New York City time, on the Second Amendment Effective Date, (x) each Additional Term B-2 Lender shall make its Term B-2 Loan by making available to the Administrative Agent at the Administrative Agent’s Office an amount in immediately available funds equal to its Additional Term B-2 Loan Commitment and (y) the Existing Term B Loans of each Converting Term B Lender, in an amount equal to such Lender’s Converted Term B-2 Loan

Commitment, shall be converted into, and continue as, Term B-2 Loans of the same principal amount (it being understood that such conversion may be implemented pursuant to procedures specified by the Lead Left Arranger, including by a deemed conversion thereof or by repayment of the Existing Term B Loans of Converting Term B Lenders followed by a subsequent assignment to it of Term B-2 Loans in the same amount). The commitments of the Additional Term B-2 Lenders and the conversion undertakings of the Converting Term B-2 Lenders are several, and no such Term B-2 Lender will be responsible for any other Term B-2 Lender’s failure to make or acquire by conversion its Term B-2 Loan. The Term B-2 Loans may from time to time be Base Rate Loans or Eurocurrency Loans as determined by the Company and notified to the Administrative Agent pursuant to the terms of the Amended Credit Agreement. Term B-2 Loans which are repaid or prepaid may not be reborrowed.

(d) The obligation of each Term B-2 Lender to make or acquire by conversion Term B-2 Loans on the Second Amendment Effective Date is subject to the satisfaction of the conditions set forth in Section 7 of this Second Amendment.

(e) Subject to the terms and conditions set forth herein, on and after the Second Amendment Effective Date, unless the context otherwise clearly requires, for all purposes of the Loan Documents, (i) the Term B-2 Loan Commitments shall constitute “Term B Commitments”, “Term Commitments” and “Commitments”, (ii) the Term B-2 Loans shall constitute “Term B Loans”, “Term Loans” and “Loans” and (iii) each Term B-2 Lender shall become a “Term B Lender”, a “Term Lender” and a “Lender” (if such Term B-2 Lender is not already a Lender prior to the effectiveness of this Second Amendment) and shall have all the rights and obligations of a Lender holding a Term B Commitment (or, following the making and/or conversion of a Term B-2 Loan, a Term B Loan). Notwithstanding the foregoing, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, taxes (and other provisions of Article III of the Credit Agreement), increased costs and break funding payments shall continue in full force and effect with respect to, and for the benefit of, each Existing Term B Lender in respect of such Lender’s Existing Term Loans.

(f) The Existing Term B Lenders party hereto hereby agree to waive the notice requirements of Section 2.05 of the Credit Agreement in connection with the prepayment or replacement of Existing Term B Loans contemplated hereby.

(g) In the event that the aggregate amount of Term B-2 Loan Commitments exceeds the aggregate principal amount of Existing Term B Loans subject to conversion hereunder, the Existing Term B Loans not converted hereunder shall, immediately upon the effectiveness of this Second Amendment, be repaid in an aggregate principal amount equal to such excess (such amount, the “Excess Amount”) (together with any unpaid fees and interest accrued thereon (including funding losses payable to any Existing Term B Lenders pursuant to Section 3.05 of the Credit Agreement)) with the proceeds of the Term B-2 Loans and other funds available to the Company. The Company shall, on the Second Amendment Effective Date, pay to the Administrative Agent, for the accounts of the Persons that are Existing Term B Lenders immediately prior to the Second Amendment Effective Date, all interest, fees and other amounts accrued to the Second Amendment Effective Date with respect to the Existing Term B Loans that are converted pursuant to Section 2(a) of this Amendment.

(h) Each Term B-2 Lender, by delivering a Conversion Election Form or Lender Addendum, as applicable, to this Amendment and funding or converting its Existing Term B Loans into, Term B-2 Loans on the Second Amendment Effective Date shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or any Lenders on the Second Amendment Effective Date.

(i) Each Term B-2 Lender (a) represents and warrants to the Administrative Agent that (i)(A) it has full power and authority, and has taken all action necessary, to execute and deliver this Second Amendment and to consummate the transactions contemplated hereby and thereby and to become a Term B-2 Lender under the Amended Credit Agreement in respect of the Term B-2 Loans, and (B) neither its execution and delivery of this Second Amendment nor the consummation of the transactions contemplated hereby or thereby conflict with such Term B-2 Lender’s organizational documents or material contracts or with any applicable law, (ii) from and after the Second Amendment Effective Date, it shall be bound by the provisions of the Amended Credit Agreement as a Lender thereunder and, to the extent of its Term B-2 Loans, shall have the obligations of a Lender thereunder and (iii) it has received a copy of this Second Amendment, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into its Term B-2 Commitment and to accept its Term B-2 Loans, on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender thereunder, and (iii) it hereby irrevocably appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of the Amended Credit Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of the Amended Credit Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto.

SECTION 3. Amendments to Article I. Section 1.01 of the Credit Agreement is hereby amended as of the Second Amendment Effective Date by:

(a) Inserting, in proper alphabetical order, the following new definitions:

“All-in Yield” means, as to any Indebtedness, the effective interest rate with respect thereto as reasonably determined by the Administrative Agent in consultation with the Company taking into account the interest rate, margin, original issue discount, upfront fees and “eurodollar rate floors” or “base rate floors”; provided that (i) original issue discount and upfront fees shall be equated to interest rate assuming a four-year life to maturity of such Indebtedness and (ii) customary arrangement, structuring, underwriting, amendment or commitment fees paid solely to the applicable arrangers or agents with respect to such Indebtedness shall be excluded.

“Repricing Transaction” has the meaning specified in Section 2.05(c).

“Second Amendment” means the Second Amendment, dated as of April 26, 2017, to this Agreement.

“Second Amendment Effective Date” has the meaning specified in the Second Amendment.

(b) The following definitions are replaced in their entirety with the following:

“Existing Term B Loans” has the meaning specified in the Second Amendment.

“Maturity Date” means, (a) with respect to the U.S. Revolving Credit Facility or the Multicurrency Revolving Credit Facility, the fifth anniversary of the Restatement

Date, (b) with respect to the Term A Facility, the fifth anniversary of the Restatement Date, (c) with respect to the Term B Facility, April 26, 2024, and (d) with respect to the Term A-1 Facility, the fifth anniversary of the Restatement Date; provided, however, that, (x) in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day and (y) in the case of any Extended Revolving Loans or Extended Term Loans, Maturity Date shall mean the last scheduled maturity date or expiration date for such Loans.

“Term B Borrowing” means a borrowing consisting of simultaneous Term B Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Term B Lenders.

(c) The definition of “Applicable Rate” set forth therein is hereby amended by replacing clause (b) thereof with the following new clause (b):

“(b) in respect of the Term B Facility, (i) from the Second Amendment Effective Date to the date on which the Administrative Agent receives a Compliance Certificate pursuant to Section 6.02(b) for the first full fiscal quarter following the Second Amendment Effective Date, 1.50% per annum for Base Rate Loans and 2.50% per annum for Eurocurrency Rate Loans and (ii) thereafter, the applicable percentage per annum set forth below determined by reference to the Consolidated Net Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

Applicable Rate
Pricing Level	Consolidated Net Leverage Ratio	Eurocurrency Rate	Base Rate
1	>1.75:1	2.50%	1.50%
2	<1.75:1	2.25%	1.25%

”

(d) The definition of “Base Rate” set forth therein is hereby amended by deleting the last sentence thereof.

(e) The definition of “Eurocurrency Rate” set forth therein is hereby amended by replacing the proviso at the end of clause (a) thereof with the following:

“; provided, however, that for purposes of the Term B Facility only, the Eurocurrency Rate shall never be lower than 0%; and ”.

(f) The definition of “Loan Documents” set forth therein is hereby amended by replacing the “and” immediately prior to “(h)” therein with a “,” and inserting the following at the end thereof:

“, (i) the First Amendment and (j) the Second Amendment.”.

SECTION 4. Amendments to Article II.

(a) Section 2.01 of the Credit Agreement is hereby amended by deleting clause (b) thereof in its entirety and substituting in lieu thereof “[Reserved]”.

(b) Section 2.05(a) of the Credit Agreement is hereby amended by deleting “Each” at the beginning of the first sentence of clause (i) and replacing it with the following phrase: “Subject to Section 2.05(c), each”.

(c) Section 2.05(b) of the Credit Agreement is hereby amended by deleting “Upon” in clause (iii) and replacing it with the following phrase: “Subject to Section 2.05(c), upon”.

(d) Section 2.05 of the Credit Agreement is hereby amended by adding the following clause (c) at the end thereof:

(c) In the event that all or any portion of the Term B Facility is (i) repaid, prepaid, refinanced or replaced (including, without limitation, with Credit Agreement Refinancing Facilities) but excluding any prepayment required by paragraph (ii) or (iv) of Section 2.05(b) or (ii) repriced or effectively refinanced through any waiver, consent, amendment or amendment and restatement (including, without limitation, an Additional Credit Extension Amendment) in each case, in connection with any waiver, consent, amendment or amendment and restatement to the Term B Facility the result of which would be the lowering of the All-in Yield of the Term B Facility or the incurrence of any Indebtedness having an All-in Yield that is less than the All-in Yield of the Term B Facility (or portion thereof) so repaid, prepaid, refinanced, replaced or repriced (a “Repricing Transaction”) occurring on or prior to the date that is six months after the Second Amendment Effective Date, the Company shall pay to the Administrative Agent for the benefit of the Term B Lenders a prepayment premium equal to 1.00% of the principal amount of the Term B Loans so repaid, prepaid, refinanced, replaced or repriced. If all or any portion of the Term B Facility held by any Term B Lender is subject to mandatory assignment pursuant to Section 10.13 as a result of, or in connection with, such Term B Lender not agreeing or otherwise consenting to any waiver, consent or amendment referred to in clause (ii) above (or otherwise in connection with a Repricing Transaction) on or prior to the date that is six months after the Second Amendment Effective Date, the Company shall pay a prepayment premium equal to 1.00% of the principal amount of the Term B Loans so assigned.

(e) Section 2.07 of the Credit Agreement is hereby amended by deleting clause (b) thereof in its entirety and substituting in lieu thereof the following new clause (b):

“ (b) Term B Loans. The Company agrees that it shall repay to the Term B Lenders the aggregate principal amount of all Term B Loans in equal quarterly installments on the last Business Day of each March, June, September and December, beginning on June 30, 2017, each of which shall be in an amount equal to 0.25% of the original aggregate principal amount of the Term B Loans on the Second Amendment Effective Date (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05 or reductions of Term B Commitments in accordance with Section 2.06), together with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment; provided that the final principal repayment installment of the Term B Loans shall be repaid on the Maturity Date for the Term B Facility and in any event shall be in an amount equal to the aggregate principal amount of all Term B Loans outstanding on such date.”

SECTION 5. Amendments to Article VI. Section 6.11 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

“Use the proceeds of the Term B Loans on the Second Amendment Effective Date to refinance the Existing Term B Loans.”

SECTION 6. Amendments to Article X. Section 10.13 of the Credit Agreement is hereby amended by replacing clause (e) in its entirety with the following:

(e) in the case of an assignment resulting from a Lender becoming a Non-Consenting Lender, (i) the applicable assignee shall have consented to the applicable amendment, waiver or consent and (ii) in the case of any such assignment of Term B Loans on or prior to the date that is six months following the Second Amendment Effective Date in connection with a Repricing Transaction, such Lender shall have received payment of any fees payable pursuant to Section 2.05(c).

SECTION 7. Conditions to Effectiveness of Second Amendment. This Second Amendment shall become effective on the date on which the following conditions precedent have been satisfied or waived (the “Second Amendment Effective Date”):

(a) Amendment Documentation. The Administrative Agent shall have received (i) a counterpart of this Second Amendment, executed and delivered by a duly authorized officer of each Loan Party (other than The GI Realty Trust 1996) and (ii) signature pages to this Second Amendment, executed and delivered by each Term B-2 Lender (including Conversion Election Forms in the form of Exhibit A hereto and Lender Addendums in the form of Exhibit B hereto).

(b) No Event of Default. No Default or Event of Default shall have occurred and be continuing immediately prior to or immediately after giving effect to the Term B-2 Loans (including, without limitation, pursuant to Section 2.19(c) of the Credit Agreement).

(c) Representations and Warranties. The representations and warranties set forth in Article V of the Credit Agreement and in each other Loan Document (including in Section 10 hereof) shall be true and correct in all material respects on and as of the Second Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier time, in which case such representations and warranties were true and correct in all material respects as of such earlier time.

(d) Refinancing. Substantially concurrently with the incurrence of the Term B-2 Loans, 100% of the proceeds thereof shall be applied to repay the Existing Term Loans (including accrued interest, fees and premiums (if any) payable in connection therewith).

(e) KYC. The Administrative Agent shall have received, at least one Business Day prior to the Second Amendment Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act, in each case to the extent requested by the Administrative Agent in writing at least two Business Days prior to the Second Amendment Effective Date.

(f) Certificates and Resolutions. The Administrative Agent shall have received (i) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party (other than The GI Realty Trust 1996) as the Administrative Agent may require certifying as to (x) such Person’s organizational documents, certified, to the extent applicable, as of a recent date by the applicable governmental authority and (y) the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Second Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party, (ii) a certificate signed by the chief financial officer of the Reporting Company certifying that the conditions specified in clauses (b) and (c) above have been satisfied, and attesting to the Solvency of the Reporting Company and its Subsidiaries on a consolidated basis after giving effect to the Term B-2 Loans and the other transactions contemplated hereby on the Second Amendment Effective Date and (iii) good standing certificates for each Domestic Loan Party (other than The GI Realty Trust 1996) as of a recent date in its state of organization or formation.

(g) Legal Opinions. The Administrative Agent shall have received a favorable opinion of (i) Troutman Sanders LLP, counsel to the Loan Parties, (ii) each of Simpson Thacher & Bartlett LLP and Macfarlanes LLP, special English counsels to the Administrative Agent, (iii) Stibbe, special Luxembourg counsel to the Loan Parties and (iv) NautaDutilh Avocats Luxembourg S.à r.l., special Luxembourg counsel to the Administrative Agent, in each case, addressed to the Administrative Agent and each Lender and in form and substance reasonably satisfactory to the Administrative Agent.

(h) Fees. The Reporting Company shall have paid or caused to be paid, or shall substantially simultaneously pay or cause to be paid, in full (i) all fees and other amounts due and payable by the Reporting Company or any other Loan Party to the Lead Left Arranger, the Administrative Agent and the Lenders under the Loan Documents and (ii) all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent), in each case to the extent invoiced prior to or on the Second Amendment Effective Date (and all such payments may be made with the case proceeds of the Term B-2 Loans to be made on the Second Amendment Effective Date and/or other funds available to the Borrowers).

(i) Borrowing Notice. The Administrative Agent shall have received a Request for Credit Extension in respect of the Term B-2 Loans.

(j) Reaffirmation Agreement. The Borrowers and the other Loan Parties (other than The GI Realty Trust 1996) shall have executed an instrument of acknowledgment and confirmation reasonably satisfactory to the Administrative Agent with respect to the guarantees, security interests and liens created under the Loan Documents after giving effect to this Second Amendment.

(k) Flood Certificates. The Administrative Agent shall have received a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to the Horsham Property (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Reporting Company and each Loan Party relating thereto) and if the Horsham Property is located in a special flood hazard area, evidence of flood insurance pursuant to and in accordance with the Credit Agreement.

SECTION 8. Post-Closing Conditions for the Horsham Property. Not later than 90 days after the Second Amendment Effective Date, unless waived or extended in writing by the Administrative Agent in its reasonable discretion, with respect to the Horsham Property, the Reporting Company shall deliver or shall cause the applicable Loan Party to deliver, to the Administrative Agent, the following:

(a) a date down endorsement to the Mortgage Policy covering the Horsham Property which shall be in form and substance customary in the state in which the Horsham Property is located, shall be reasonably satisfactory to the Administrative Agent and reasonably assures the Administrative Agent as of the date of such endorsement that that the Horsham Property is free and clear of all Liens other than Permitted Encumbrances;

(b) with respect to the Horsham Property, such affidavits, certificates, information and instruments of indemnification as shall be required to induce the title insurance company to issue the date down endorsement to the Mortgage Policy contemplated in subparagraph (a) of this Section 8 and evidence of payment of all applicable title insurance premiums, search and examination charges, mortgage recording taxes, recording fees and related charges required for the issuance of such endorsement to the Mortgage Policy and the recording of the Mortgage Amendment (as defined below); opinions of counsel covering, among other things, the due authorization, execution, delivery and enforceability of the applicable Mortgage, as the same has been amended by the Mortgage Amendment;

(c) an executed amendment to the Mortgage covering the Horsham Property (the “Mortgage Amendment”), in form and substance reasonably acceptable to the Administrative Agent, together with evidence of completion (or satisfactory arrangements for the completion) of all recordings and filings of such Mortgage Amendment as may be necessary to protect and preserve the Lien of the Mortgage; and

(d) an opinion addressed to the Administrative Agent and the Secured Parties, in form and substance reasonably satisfactory to the Administrative Agent, from local counsel in the jurisdiction in which the Mortgaged Property is located.

SECTION 9. Post-Closing Conditions for The GI Realty Trust 1996. Not later than 60 days after the Second Amendment Effective Date, unless waived or extended in writing by the Administrative Agent in its reasonable discretion, the Reporting Company shall deliver or shall cause The GI Realty Trust 1996 to deliver, to the Administrative Agent, the following:

(a) an instrument of acknowledgment and confirmation, duly executed by a Responsible Officer of The GI Realty Trust 1996, reasonably satisfactory to the Administrative Agent with respect to the guarantees, security interests and liens created under the Loan Documents after giving effect to this Second Amendment;

(b) (i) such certificates of resolutions or other action, incumbency certificates and/or other certificates Responsible Officers of The GI Realty Trust 1996 as the Administrative Agent may require certifying as to (x) such trust’s organizational documents, certified, to the extent applicable, as of a recent date by the applicable governmental authority and (y) the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Second Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party, and (ii) a good standing certificate for The GI Realty Trust 1996 as of a recent date in its state of organization or formation; and

(c) a favorable opinion of (i) Delaware counsel to The GI Realty Trust 1996 and (ii) Troutman Sanders LLP, counsel to The GI Realty Trust, in each case, addressed to the Administrative Agent and each Lender and in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 10. Representations and Warranties. (a) To induce the other parties hereto to enter into this Second Amendment, each Loan Party hereby represent and warrant to each of the Lenders and the Administrative Agent that, as of the Second Amendment Effective Date and after giving effect to the transactions and amendments to occur on the Second Amendment Effective Date, this Second Amendment (i) has been duly authorized by all necessary corporate or other organizational action, (ii) does not and will not (x) contravene the terms of any of such Person’s Organization Documents; (y) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any Contractual Obligation to which such Person is a party of affecting such Person or the Properties of such Person or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject which could have a Material Adverse Effect; or (z) violate any Law applicable to such Loan Party, the violation of which could have a Material Adverse Effect and will have been, duly executed and delivered by each Loan Party that is party thereto and (iii) constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The Company hereby represents and warrants that (i) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents, shall be, after giving effect to this Second Amendment, true and correct in all material respects as if made on and as of the Second Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier time, in which case such representations and warranties were true and correct in all material respects as of such earlier time; provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Amended Credit Agreement after giving effect to this Second Amendment and (ii) after giving effect to this Second Amendment, no Default shall have occurred and be continuing.

SECTION 11. Effects on Loan Documents. Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as otherwise expressly provided herein, the execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents or constitute a waiver of any provision of the Loan Documents. On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Amended Credit Agreement. This Amendment shall constitute an Additional Credit Extension Amendment entered into pursuant to Section 2.19 of the Credit Agreement and a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 12. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH FURTHER IN SECTIONS 10.14 AND 10.15 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WAS SET FORTH IN FULL HEREIN, MUTATIS MUTANDIS.

SECTION 13. Loan Document. This Second Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

SECTION 14. Amendments; Execution in Counterparts; Notice. This Second Amendment shall not constitute an amendment of any other provision of the Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Loan Parties that would require a waiver or consent of the Required Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. This Second Amendment may be executed in counterparts (and by different parties hereto in different counterparts), including by means of facsimile or electronic transmission, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

ARRIS GROUP, INC.

By: /s/ David B. Potts

Name: David B. Potts

Title: President

ARRIS ENTERPRISES LLC

By: /s/ David B. Potts

Name: David B. Potts

Title: President

ARRIS INTERNATIONAL PLC

By: /s/ David B. Potts

Name: David B. Potts

Title: Executive Vice President and Chief Financial Officer

ARRIS TECHNOLOGY, INC.

By: /s/ David B. Potts

Name: David B. Potts

Title: President

ARRIS US HOLDINGS, INC.

By: /s/ David B. Potts

Name: David B. Potts

Title: President

ARRIS GLOBAL SERVICES, INC.

By: /s/ David B. Potts

Name: David B. Potts

Title: President

[Second Amendment to Amended and Restated Credit Agreement]

ARRIS SOLUTIONS, INC.

By: /s/ David B. Potts

Name: David B. Potts

Title: President

JERROLD DC RADIO, INC.

By: /s/ David B. Potts

Name: David B. Potts

Title: President

GIC INTERNATIONAL HOLDCO LLC

By: /s/ David B. Potts

Name: David B. Potts

Title: President

GIC INTERNATIONAL CAPITAL LLC

By: /s/ David B. Potts

Name: David B. Potts

Title: President

PACE AMERICAS INVESTMENTS, LLC

By: /s/ David B. Potts

Name: David B. Potts

Title: President

PACE AMERICAS, LLC

By: /s/ David B. Potts

Name: David B. Potts

Title: President

PACE USA, LLC

By: /s/ David B. Potts

Name: David B. Potts

Title: President

ARRIS HOLDINGS S.À R.L.

By: /s/ James Douglas Moore Jr.

Name: James Douglas Moore Jr.

Title: Manager Class A

ARRIS FINANCING S.À R.L.

By: /s/ Brant Sharp

Name: Brant Sharp

Title: Manager Class A

ARRIS FINANCING II S.À R.L.

By: /s/ James Douglas Moore Jr.

Name: James Douglas Moore Jr.

Title: Manager Class A

PACE INTERNATIONAL LUXEMBOURG S.À R.L.

By: /s/ Brant Sharp

Name: Brant Sharp

Title: Manager Class A

ARRIS GLOBAL LTD.

By: /s/ David B. Potts

Name: David B. Potts

Title: Director

BANK OF AMERICA, N.A., as

Administrative Agent and Lender

By: /s/ Denise Jones

Name: Denise Jones

Title: Vice President

[Second Amendment to Amended and Restated Credit Agreement]

EXHIBIT A

CONVERTING TERM B LENDER

CONVERSION ELECTION FORM

This Conversion Election Form (“Conversion Election Form”) is referred to in, and is a signature page to, the Second Amendment, dated as of April 26, 2017 (the “Second Amendment”), to the Credit Agreement, dated as of March 27, 2013 (as amended and restated as of June 18, 2015, and as further amended by First Amendment to the Amended and Restated Credit Agreement, dated as of December 14, 2015, the “Credit Agreement” and, as amended by the Second Amendment, the “Amended Credit Agreement”), among ARRIS Group, Inc., ARRIS Enterprises, Inc., ARRIS International plc, certain Subsidiaries of New HoldCo party thereto and Bank of America, N.A., as administrative agent, Swing Line Lender and L/C Issuer, the several banks and other financial institutions or entities from time to time parties thereto, and the other agents parties thereto. Capitalized terms used but not defined in this Conversion Election Form have the meanings assigned to such terms in the Second Amendment or the Credit Agreement, as applicable.

By executing this Conversion Election Form as a Converting Term B Lender, the undersigned institution agrees (A) to the terms of the Second Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Second Amendment and the Amended Credit Agreement, to continue its Existing Term B Loans as Term B-2 Loans on the Second Amendment Effective Date in an amount equal to its Converted Term B-2 Loan Commitment and (C) that on the Second Amendment Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender and as a Term B Lender thereunder and its Term B-2 Loans will be “Term B Loans” and “Term Loans” under the Amended Credit Agreement.

Name of Institution:

Executing as a Converting Term B Lender: By: ____________________________ Name: Title: For any institution requiring a second signature line: By: ____________________________ Name: Title:

EXHIBIT B

ADDITIONAL TERM B-2 LENDER

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment, dated as of April 26, 2017 (the “Second Amendment”), to the Credit Agreement, dated as of March 27, 2013 (as amended and restated as of June 18, 2015, and as further amended by First Amendment to the Amended and Restated Credit Agreement, dated as of December 14, 2015, the “Credit Agreement” and, as amended by the Second Amendment, the “Amended Credit Agreement”), among ARRIS Group, Inc., ARRIS Enterprises, Inc., ARRIS International plc, certain Subsidiaries of New HoldCo party thereto and Bank of America, N.A., as administrative agent, Swing Line Lender and L/C Issuer, the several banks and other financial institutions or entities from time to time parties thereto, and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Second Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Term B-2 Lender, the undersigned institution agrees (A) to the terms of the Second Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Second Amendment and the Amended Credit Agreement, to make and fund Term B-2 Loans on the Second Amendment Effective Date in the amount of such Additional Term B Lender’s Additional Term B-2 Loan Commitment and (C) that on the Second Amendment Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender and as a Term B Lender thereunder and its Term B-2 Loans will be “Term B Loans” and “Term Loans” under the Amended Credit Agreement.

Name of Institution:

Executing as an Additional Term B-2 Lender: By: ____________________________ Name: Title: For any institution requiring a second signature line: By: ____________________________ Name: Title: